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INFORMATION REQUIRED IN PROXY STATEMENT

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Lincoln Variable Insurance Products Trust

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1301 South Harrison Street

Fort Wayne, Indiana 46802

[July [XX], 2022]

Re: Lincoln iShares® Funds

Dear Contract Owners and Shareholders:

You currently have an investment interest in the Lincoln iShares® Fixed Income Allocation Fund, Lincoln iShares® Global Growth Allocation Fund, or Lincoln iShares® U.S. Moderate Allocation Fund (each a “Fund,” collectively the “Funds”). In the attached Proxy Statement, you are being asked to vote on the liquidation of the Funds. The Funds are part of Lincoln Variable Insurance Products Trust (the “Trust”), and have been available as investment options under variable annuity contracts and variable life insurance policies (the “Contracts”) issued by The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”).

On June 7-8, 2022, the Board of Trustees of the Trust (the “Board”), upon the recommendation of Lincoln Investment Advisors Corporation (the “Adviser”), the investment adviser of the Funds, considered and approved the liquidation of the Funds and agreed to submit the Plan of Liquidation to shareholders for approval.

You are being asked to approve the Plan of Liquidation of the Funds. If the proposal is approved and you have not elected to move your contract/account value to a new investment option prior to the date of the Fund’s liquidation, your contract/account value will be reinvested in the LVIP Government Money Market Fund.

The Board recommends that you vote “For” the Plan of Liquidation as described in the enclosed Proxy Statement. Your vote is important – even if you elect to move to a new investment option before the liquidation.

Please read the Proxy Statement and consider it carefully before casting your voting instruction. We appreciate your participation and prompt response in this matter and thank you for your continued support.

If you have any questions about the Meeting, please feel free to call (800) 4LINCOLN (454-6265).

Sincerely,

/s/ Benjamin A. Richer
Benjamin A. Richer
Senior Vice President
Lincoln Variable Insurance Products Trust

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Notice of Joint Special Meeting of Shareholders

Lincoln iShares® Fixed Income Allocation Fund

Lincoln iShares® Global Growth Allocation Fund

Lincoln iShares® U.S. Moderate Allocation Fund

[August [XX], 2022]

Dear Contract Owners and Shareholders:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders (“Meeting”) of the Lincoln iShares® Fixed Income Allocation Fund, the Lincoln iShares® Global Growth Allocation Fund, and the Lincoln iShares® U.S. Moderate Allocation Fund (each a “Fund,” collectively the “Funds”), each a series of Lincoln Variable Insurance Products Trust (the “Trust”), is scheduled for [August XX, 2022 at XX:00 a.m. Eastern Time], at the offices of the Trust located at [150 North Radnor-Chester Road, Radnor, Pennsylvania 19087] for the following purposes:

(1)	To approve a Plan of Liquidation providing for the liquidation of the Funds; and

(2)	To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Only shareholders of record at the close of business on [July [XX], 2022] are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. Owners of variable life insurance policies and variable annuity contracts having a beneficial interest in the Fund on the record date are entitled to vote as though they were direct shareholders of the Fund.

The shares of the Fund are sold, directly or indirectly, primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”), that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. For convenience, contract owners, policy holders, and plan participants are referred to collectively herein as “Contract Owners.” Contract Owners have the right to instruct Lincoln Life and Lincoln New York, as the record owners of shares of the Fund that are owned in the Accounts, how to vote the shares of the Fund that are attributable to those Accounts at the Meeting.

To assist you, a proxy card is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Meeting or any adjournment(s) thereof is attached to this Notice. The proxy is being solicited on behalf of the Board.

We realize that you may not be able to attend the Meeting to vote your proxy in person. However, we do need your vote. Whether or not you plan to attend the Meeting, please promptly complete, sign, and return the proxy card included with this Proxy Statement in the enclosed postage-paid envelope or provide your proxy by mail [, telephone, or through the Internet] as explained in the enclosed Proxy Statement. Proxies must be received by [4:00 p.m. Eastern Time on August [XX], 2022]. If you decide to attend the Meeting, you may revoke your prior proxy and vote in person. The number of shares of the Fund attributable to you will be voted in accordance with your proxy card.

It is important for you to vote on the proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the proposal.

The date of the first mailing of the proxy card and this Proxy Statement to shareholders and to the corresponding Contract Owners will be on or about [July [XX], 2022]. If you have any questions about the Meeting, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

By Order of the Board of Trustees of the Trust

/s/ Samuel K. Goldstein

Samuel K. Goldstein, Esq.
Assistant Secretary

[July [XX], 2022]

[Important notice regarding the availability of proxy materials for the shareholder Meeting to be held on [August [XX], 2022]: this Notice of Joint Special Meeting of Shareholders, Proxy Statement and the form of voting instruction and proxy card are available on the Internet at https://www.proxy-direct.com/lin-30621.]

PROXY STATEMENT

July [XX], 2022

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE

LINCOLN ISHARES® FIXED INCOME ALLOCATION FUND, LINCOLN ISHARES® GLOBAL

GROWTH ALLOCATION FUND, AND LINCOLN ISHARES® U.S. MODERATE ALLOCATION FUND

TO BE HELD ON [August [XX], 2022]

Relating to the liquidation of the Lincoln iShares® Fixed Income Allocation Fund, the Lincoln iShares®

Global Growth Allocation Fund, and the Lincoln iShares® U.S. Moderate Allocation Fund

INTRODUCTION

This proxy statement (“Proxy Statement”) relates to a Joint Special Meeting of shareholders (the “Meeting”) of the Lincoln iShares® Fixed Income Allocation Fund, the Lincoln iShares® Global Growth Allocation Fund, and the Lincoln iShares® U.S. Moderate Allocation Fund (the “Liquidating Funds”), each a series of the Lincoln Variable Insurance Products Trust (the “Trust”), to be held on [August [XX], 2022]. As more fully described in this Proxy Statement, the purpose of the Meeting is for shareholders to consider and to vote on the form of plan of liquidation (the “Plan of Liquidation” or the “Proposal”) that would provide for the liquidation of the Liquidating Funds (the “Liquidation”). If the Proposal is approved and you have not elected to move your contract/account value to a new investment option prior to the Liquidation, your contract/account value will be reinvested in the LVIP Government Money Market Fund per the liquidation chart below under the Summary of the Plan of Liquidation section.

YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY AND REVIEW THE FORM OF PLAN OF LIQUIDATION WHICH IS ATTACHED AS APPENDIX A, AS WELL AS THE LVIP GOVERNMENT MONEY MARKET FUND’S SUMMARY PROSPECTUS DATED MAY 1, 2022, WHICH ARE BEING PROVIDED TO YOU ALONG WITH THIS PROXY STATEMENT. YOU SHOULD ALSO CONSULT THE LVIP GOVERNMENT MONEY MARKET FUND’S STATUTORY PROSPECTUS DATED MAY 1, 2022 FOR MORE INFORMATION ABOUT THE FUND, WHICH CAN BE FOUND AT WWW.LINCOLNFINANCIAL.COM/LVIP.

In connection with this Proxy Statement, please note the following:

•	The Liquidation will not affect the value of a Contract Owner’s investments.

•	The Liquidation will not be a taxable transaction for Contract Owners.

•	The Adviser will bear all expenses associated with this Proxy Statement and the liquidation.

•	Every vote counts.

BACKGROUND

The Liquidating Funds are available as an investment option under variable annuity contracts and variable life insurance policies (the “Contracts”) issued or administered by The Lincoln National Life Insurance Company (“Lincoln Life”), an Indiana insurance company located at 1301 S. Harrison St., Fort Wayne, Indiana 46802, and Lincoln Life & Annuity Company of New York, a New York insurance company located at 100 Madison Street, Suite 1860, Syracuse, NY 13202 (“Lincoln New York” and, together, “Lincoln”). Contract owners who selected the Liquidating Funds for investment through a Lincoln Contract (the “Contract Owners”) have a beneficial interest in the Liquidating Funds, but do not directly hold shares of the Liquidating Funds. Lincoln, which uses the Liquidating Funds as a funding vehicle, is the owner of record (but not the beneficial owner) of the Liquidating Funds and, as owner of record of the Liquidating Funds’ shares, has sole voting and investment power with respect to the shares, but passes through any voting rights the beneficial owners. Accordingly, for ease of reference throughout this Proxy Statement, Contract Owners also may be referred to as “shareholders.”

Upon the recommendation of the Adviser, the Trust’s Board, including a majority of the Independent Trustees, considered and approved a Plan of Liquidation for the Liquidating Funds and authorized sending a proxy statement to shareholders and Contract Owners of the Liquidating Funds to solicit approval of the Plan of Liquidation.

The Adviser believes that the Plan of Liquidation of the Liquidating Funds is in the best interests of the Liquidating Funds, their shareholders, and Contract Owners. In order to facilitate the liquidation of the Liquidating Funds, the Adviser or its affiliates may purchase shares of the Liquidating Fund before the Record Date in an amount in excess of 50% of each of the Liquidating Funds’ outstanding shares respectively. The Adviser or its affiliates intend to vote those shares “FOR” the Proposal. Such share ownership and associated voting intentions create potential conflicts of interest. For example, the Adviser may have a potential conflict of interest in recommending that the Liquidating Funds be liquidated because the Adviser has agreed to (i) assume all operating expenses of the Liquidating Funds and to waive the advisory fee to the extent that such expenses and fees, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), on an annualized basis exceed 0.15% of the average daily net assets of the Lincoln iShares® Fixed Income Allocation Fund, 0.20% of the average daily net assets of the Lincoln iShares® Global Growth Allocation Fund, and 0.19% of the average daily net assets of the Lincoln iShares® U.S. Moderate Allocation Fund; and (ii) waive all or a portion of the advisory fee and/or reimburse expenses to the extent that total expenses exceed total income of the Liquidating Funds on a daily basis.

The Board recommends that Contract Owners of the Liquidating Funds approve the Proposal.

THE LIQUIDATION

Reasons for the Liquidation

The Adviser’s recommendation to liquidate the Liquidating Funds stems primarily from the low asset levels of each of the Liquidating Funds, which has resulted in a failure to attain economies of scale that would benefit the shareholders of each of the Liquidating Funds. As of December 31, 2021, the Lincoln iShares® Fixed Income Allocation Fund had approximately $168,213 in assets under management. As of December 31, 2021, the Lincoln iShares® Global Growth Allocation Fund had $850,189 in assets under management. As of December 31, 2021, the Lincoln iShares® U.S. Moderate Allocation Fund had $843,771 in assets under management. The Adviser considered several alternatives, including continuing the status quo, increasing distribution efforts, restructuring the Liquidating Funds and merging the Liquidating Funds into other funds. However, the Adviser does not expect the Liquidating Funds to achieve significant asset growth in the foreseeable future to be viable in the long term. Accordingly, the Adviser recommends liquidating the Liquidating Funds.

Approval of the Liquidation

The Adviser requested Board approval to liquidate the Liquidating Funds, subject to shareholder approval of a Plan of Liquidation. A Plan of Liquidation was presented to the Board and approved at a meeting on June 7-8, 2022. At that meeting, the Board, including a majority of the Independent Trustees, reviewed the Adviser’s recommendation for the Liquidation of the Liquidating Funds, including the information stated above in Reasons for the Liquidation, the principal terms and conditions of the Plan of Liquidation, and certain other materials provided by the Adviser regarding the Liquidation. The Independent Trustees had the assistance of their independent counsel during their review. In approving the Liquidation, the Board considered several factors in connection with the proposed Liquidation of each Liquidating Fund, including but not limited to the following: (a) the current and expected size of the Liquidating Fund and number of contract holders; (b) the Adviser’s recommendation to liquidate the Liquidating Fund, including the alternatives to liquidation considered; (c) the terms and conditions of the proposed Plan of Liquidation and (d) that the Adviser will pay the costs incurred as a result of the proposed Liquidation, which are estimated to be between $5,000 and $11,000 in the aggregate.

The Trust’s Board determined that the Plan of Liquidation would be in the best interests of the Liquidating Funds’ shareholders. The Trust is a Delaware statutory trust and its Declaration of Trust provides that a fund may be terminated by the affirmative vote of a majority of the Board. However, the Staff of the Securities and Exchange Commission (the “SEC”) has taken the view that when a variable product fund is affiliated with the insurance company that sponsors the variable product, the Investment Company Act of 1940 prohibits the liquidation of a fund and the subsequent reinvestment of those assets in a money market fund unless the insurance company has received an SEC substitution order or shareholder approval. Thus, the Board approved the Plan of Liquidation for the Liquidating Funds, subject to shareholder approval.

SUMMARY OF THE PLAN OF LIQUIDATION

The Plan of Liquidation provides for the liquidation of the Liquidating Funds on or about [August [5], 2022] (the “Liquidation Date”). On or before the Liquidation Date, all portfolio securities of the Liquidating Funds will be converted to cash or cash equivalents, and the Liquidating Funds will satisfy Federal income and excise tax distribution requirements and pay, or make reasonable provision to pay, all known or reasonably ascertainable liabilities, claims and obligations, known to the Liquidating Funds and all claims and obligations which are known to the Liquidating Funds but for which the identity of the claimant is unknown.

On the Liquidation Date, the Liquidating Funds’ remaining assets will be reallocated to insurance company separate accounts for the benefit of the Liquidating Funds’ beneficial owners. Lincoln has informed the Trust that, unless otherwise instructed, the distributed assets will be immediately reinvested in the default money market investment option available within each Contract. The following table shows the default money market fund investment option (“Default Investment Option”) for the affected Contract:

For beneficial owners of this share class of the Liquidating Funds	who hold shares through this product,	...proceeds will be swept into this fund and share class
Standard	Lincoln Core IncomeSM Variable Annuity	LVIP Government Money Market Fund – Standard

Shareholder approval of the Plan of Liquidation would obviate the need for an SEC substitution order to substitute a Contract Owner’s interest in the Liquidating Funds with an interest in the applicable Default Investment Option for any Contract Owners who did not move their money out of the Liquidating Funds prior to the Liquidation Date (as defined above).

The Plan of Liquidation is structured so as not to result in any dilution of the interests of any shareholders. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Liquidation. Please refer to Appendix A to review the terms and conditions of the Plan of Liquidation.

The Plan of Liquidation may be amended by the Board as may be necessary or appropriate to effect the liquidation of the Liquidating Funds. In addition, the Board may discontinue the Plan of Liquidation at any time if it determines that measure would be advisable and in the best interests of any of the Liquidating Funds and their shareholders. The Plan of Liquidation shall be deemed discontinued in the event the Liquidating Funds’ shareholders do not approve the Plan.

Effect of the Plan of Liquidation

The Plan of Liquidation is not expected to affect the value of your interest in your Contract. Following the mailing of the Proxy Statement to Contract Owners and prior to the proposed Liquidation Date, Contract Owners may transfer their assets to one of the other investment options available under their Contracts, and will continue to be able to redeem or exchange their shares. If the Plan of Liquidation is approved and a Contract Owner does not select a new investment option prior to the Liquidation Date, the Contract Owner will beneficially own, immediately after the Liquidation, a number of shares of the applicable Default Investment Option having the same value as the value of the shares of the Liquidating Funds beneficially owned by that Contract Owner immediately prior to the Liquidation. After the Liquidation, such Contract Owners will indirectly bear the fees and expenses of the applicable Default Investment Option, but the Liquidation will not result in any change to a Contract Owner’s Contract fees or charges.

Purchase and redemption requests for the Liquidating Funds received after the Liquidation will be treated as requests for the purchase or redemption of the shares of the applicable Default Investment Option. Following the Liquidation, the Liquidating Funds will hold no assets and be dissolved.

Expenses of the Liquidation

The Adviser will bear the expenses of the Liquidation, including preparation of this Proxy Statement, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, the cost of preparing and filing a final tax return and other regulatory filings, legal fees, accounting fees, custody and transfer agency fees, brokerage fees and expenses of holding shareholders’ meetings. The Adviser estimates the expenses of the Liquidation will total approximately $[XX,XXX].

Tax Considerations: The Liquidation will be a Non-taxable Event for Contract Owners

The Liquidation will not cause affected Contract Owners to recognize any gain or loss for Federal income tax purposes.

INFORMATION ABOUT THE LVIP GOVERNMENT MONEY MARKET FUND

The LVIP Government Money Market Fund’s summary prospectus dated May 1, 2022 is being provided to you along with this Proxy Statement.

LVIP Government Money Market Fund as the Default Investment Option

Proceeds of the Liquidation will be reinvested in the LVIP Government Money Market Fund for owners of the following product who have not elected to transfer from the Liquidating Funds to a new investment option prior to the Liquidation Date:

•	Lincoln Core IncomeSM Variable Annuity

The LVIP Government Money Market Fund will be used because it is the only money market investment option available within this product. Lincoln may be subject to potential conflicts of interest relating to investments in the LVIP Government Money Market Fund (see “Potential Benefits to the Adviser and its Affiliates” section below for further information).

Potential Benefits to the Adviser and its Affiliates

The Adviser or its affiliates may realize benefits as a result of the investment in the LVIP Government Money Market Fund and therefore may be faced with potential conflicts of interest relating to Lincoln’s selection of the default investment option. Additionally, the Adviser serves as the investment adviser to the LVIP Government Money Market Fund and, based on current assets in that fund, will be paid a management fee at an annual rate of 0.36% of the average daily net assets of Contracts invested in the Liquidating Funds.

COMPARISON OF INVESTMENT OBJECTIVES,

INVESTMENT STRATEGIES, AND PRINCIPAL RISKS

The Liquidating Funds’ investment objective, policies, strategies and risks are substantially different from those of the Default Investment Option, the LVIP Government Money Market Fund, which is a money market fund and may be inconsistent with Contract Owners’ investment goals under the Contract.

The Liquidating Funds’ investment objective is substantially different from the Default Investment Options. The investment objective of the Lincoln iShares® Fixed Income Allocation Fund is to maximize total return, consistent with prudent investment management and liquidity needs. The investment objectives of the Lincoln iShares® Global Growth Allocation Fund and the Lincoln iShares® U.S. Moderate Allocation Fund are to seek long-term capital appreciation. Current income is also a consideration for these funds. The LVIP Government Money Market Fund’s investment objective is to seek current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).

The Liquidating Funds have substantially different investment strategies from the Default Investment Option. The Liquidating Funds each operate under a “fund of funds” structure. The Liquidating Funds, under normal circumstances, invests substantially all of their assets in exchange-traded funds (the “Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs. The Underlying ETFs, in turn, invest in equity securities (stocks) and/or fixed income securities (bonds). The Fund’s Underlying ETF strategies for the Liquidating Funds are sub-advised by BlackRock Investment Management, LLC. Under normal circumstances, approximately 100% of the Lincoln iShares® Fixed Income Allocation Fund’s Underlying ETF assets will be invested primarily in fixed income securities (bonds). Under normal circumstances, approximately 70% of the Lincoln iShares® Global Growth Allocation Fund’s Underlying ETF assets invests primarily in equity securities (stocks) and approximately 30% of the Fund’s Underlying ETF assets invests primarily in fixed income securities (bonds). Under normal circumstances, the Lincoln iShares® U.S. Moderate Allocation Fund, through the Underlying ETFs, invests at least 80% of its assets in a portfolio of investments that provides exposure to U.S. securities. The Lincoln iShares® U.S. Moderate Allocation Fund’s non-U.S. exposure may include emerging markets securities. Under normal circumstances, approximately 60% of the Lincoln iShares® U.S. Moderate Allocation Fund’s Underlying ETF assets invests primarily in equity securities (stocks) and approximately 40% of its Underlying ETF assets invests primarily in fixed income securities (bonds).

The LVIP Government Money Market Fund was selected because it was the only money market investment option offered within your respective Contract (see “Summary of the Plan of Liquidation” section above for more information about your Contract’s investment options).

The following table compares the investment objectives and the principal investment policies and strategies of the Liquidating Funds with those of the Default Investment Option. The Funds’ Boards may change the investment objective of a respective Fund without a vote of that Fund’s shareholders. For more detailed information about each Fund’s investment strategies and risks, see their respective Statement of Additional Information.

	Lincoln iShares® Fixed Income Allocation Fund (Liquidating Fund)	Lincoln iShares® Global Growth Allocation Fund (Liquidating Fund)	Lincoln iShares® U.S. Moderate Allocation Fund (Liquidating Fund)	LVIP Government Money Market Fund (Default Investment Option)
Investment Objective	The investment objective of the Lincoln iShares® Fixed Income Allocation Fund is to maximize total return, consistent with prudent investment management and liquidity needs.	The investment objective of the Lincoln iShares® Global Growth Allocation Fund is to seek long-term capital appreciation. Current income is also a consideration.	The investment objective of the Lincoln iShares® U.S. Moderate Allocation Fund is to seek long-term capital appreciation. Current income is also a consideration.	The investment objective of the LVIP Government Money Market Fund is to seek current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
Principal Investment Strategies

The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in exchange-traded funds (the “Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs. The Underlying ETFs, in turn, invest in fixed income securities (bonds). The Fund’s Underlying ETF strategy is sub-advised by BlackRock Investment Management, LLC.

Under normal circumstances, approximately 100% of the Fund’s Underlying ETF assets will be

		The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in exchange-traded funds (the “Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs. The Underlying ETFs, in turn, invest in equity securities (stocks) and/or fixed income securities (bonds). The Fund’s Underlying ETF strategy is sub-advised by	The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in exchange- traded funds (the “Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs. The Underlying ETFs, in turn, invest in equity securities (stocks) and/or fixed income securities (bonds). The Fund’s Underlying ETF strategy is sub- advised by BlackRock Investment Management, LLC (the “Sub-Adviser”).	The Fund pursues its objective by investing at least 99.5% of its total assets in cash, government securities (which include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities), and/or repurchase agreements secured by such obligations or cash. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar- weighted average maturity of 60 days or less and a dollar-weighted average life invested primarily in fixed income securities (bonds).

The Fund generally may invest in Underlying ETFs that invest primarily in fixed income securities (referred to as “fixed income funds”). Fixed-income funds may include funds that invest in, among other things, domestic bonds, U.S. government securities, mortgage-backed securities (including to-be-announced transactions), high yield (“junk”) bonds, and cash or money market instruments. The Fund currently expects to allocate at least 85% of its assets to investments within the U.S.

The Fund’s fixed income allocation may be further diversified by sector (including government, corporate, agency, mortgage-backed securities, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk” bonds), geographic location, or other factors. The percentage allocation to the various types of fixed income securities are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.

BlackRock Investment Management, LLC (the “Sub- Adviser”).

Under normal circumstances, approximately 70% of the Fund’s Underlying ETF assets invests primarily in equity securities (stocks) and approximately 30% of the Fund’s Underlying ETF assets invests primarily in fixed income securities (bonds).

The Fund generally may invest in three different kinds of Underlying ETFs: those that invest primarily in equity securities or certain other instruments described below (referred to as “equity funds”), those that invest primarily in fixed income securities (referred to as “fixed income funds”), and those that invest in a mix of securities and other instruments in which equity funds and fixed income funds invest (referred to as “multi-asset funds”). Equity funds may include funds that invest in, among other things, domestic and international equities, real estate-related securities or instruments and

Under normal circumstances, the Fund, through the Underlying ETFs, invests at least 80% of its assets in a portfolio of investments that provides exposure to U.S. securities. The Fund’s non-U.S. exposure may include emerging markets securities.

Under normal circumstances, approximately 60% of the Fund’s Underlying ETF assets invests primarily in equity securities (stocks) and approximately 40% of the Fund’s Underlying ETF assets invests primarily in fixed income securities (bonds).

The Fund generally may invest in three different kinds of Underlying ETFs: those that invest primarily in equity securities or certain other instruments described below (referred to as “equity funds”), those that invest primarily in fixed income securities (referred to as “fixed income funds”), and those that invest in a mix of securities and other instruments in which equity funds and fixed income funds invest (referred to as “multi-asset funds”). Equity funds may of 120 days or less. The Fund may invest in variable or floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

In addition to the Fund’s 99.5% policy noted above, under normal circumstances, the Fund invests at least 80% of its assets in government securities, including government securities subject to repurchase agreements.

The Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). Reverse repurchase agreements may constitute borrowing. The Fund may use derivatives as a substitute for taking a position in an Underlying ETF and such derivative exposure shall be included in the Fund’s fixed income asset allocation as determined by the Sub-Adviser. The Fund may also use derivatives as part of a strategy designed to reduce exposure to other risks and to enhance returns, in which case their use would involve leveraging risk.

commodity-related securities or instruments. Fixed income funds may include funds that invest in, among other things, domestic and non-U.S. bonds, U.S. government securities, mortgage-backed securities, high yield (or “junk”) bonds, and cash or money market instruments. Multi- asset funds may include funds that invest in any of the securities or instruments in which equity funds or fixed income funds may invest. The Fund currently expects to allocate up to 50% of the Fund’s assets to investments outside the U.S. The Fund’s investments outside the U.S. may include emerging markets.

Variations in the target asset allocation between equity and fixed income securities, through investments in Underlying ETFs, are permitted within a certain range. Therefore, based on a target equity/fixed income allocation of 70%/30%, the Fund may have an equity/fixed income allocation that ranges from 60%/40% to include funds that invest in, among other things, domestic equities, real estate-related securities or instruments and commodity-related securities or instruments. Fixed income funds may include funds that invest in, among other things, domestic bonds, U.S. government securities, mortgage-backed securities, high yield (or “junk”) bonds, and cash or money market instruments. Multi-asset funds may include funds that invest in any of the securities or instruments in which equity funds or fixed income funds may invest.

Variations in the target asset allocation between equity and fixed income securities, through investments in Underlying ETFs, are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 60%/40%, the Fund may have an equity/fixed income allocation that ranges from 50%/50% to 70%/30%. Although variations beyond the 10% range are generally not permitted, the Sub-Adviser may determine in light of market conditions or other factors that a greater variation is

75%/25%. Although variations beyond these ranges are generally not permitted, the Sub- Adviser may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal.

The Fund’s equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The Fund’s fixed income allocation may be further diversified by sector (including government, corporate, agency, mortgage-backed securities, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non- investment grade debt or “junk” bonds), geographic location, or other factors. The percentage allocation to the warranted to protect the Fund or achieve its investment goal.

The Fund’s equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), or other factors. The Fund’s fixed income allocation may be further diversified by sector (including government, corporate, agency, mortgage-backed securities, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk” bonds), or other factors. The percentage allocation to the various types of equity and fixed income securities are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment. The Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by various types of equity and fixed income securities are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.

The Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps and foreign currency transactions, including foreign currency forward contracts (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). Reverse repurchase agreements may constitute borrowing. The Fund may use derivatives as a substitute for taking a position in an Underlying ETF and such derivative exposure shall be included in the Fund’s equity or fixed income asset allocation as entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). Reverse repurchase agreements may constitute borrowing. The Fund may use derivatives as a substitute for taking a position in an Underlying ETF and such derivative exposure shall be included in the Fund’s equity or fixed income asset allocation as determined by the Sub-Adviser. The Fund may also use derivatives as part of a strategy designed to reduce exposure to other risks and to enhance returns, in which case their use would involve leveraging risk.

determined by the Sub-Adviser. The Fund may also use derivatives as part of a strategy designed to reduce exposure to other risks and to enhance returns, in which case their use would involve leveraging risk.

Comparison of Principal Risk Factors

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Fund. The following table compares the principal risks of investing in each Fund. For an explanation of each principal risk, see “Description of Principal Risks” below.

Principal Risks	Lincoln iShares® Fixed Income Allocation Fund (Liquidating Fund)	Lincoln iShares® Global Growth Allocation Fund (Liquidating Fund)	Lincoln iShares® U.S. Moderate Allocation Fund (Liquidating Fund)	LVIP Government Money Market Fund (Default Investment Option)
Asset Allocation Risk	✓	✓	✓
Below Investment Grade Bond Risk	✓	✓	✓
Credit(/Default) Risk	✓	✓	✓	✓
Derivatives Risk	✓	✓	✓
Emerging Markets Risk		✓	✓
Exchange Traded Fund Risk	✓	✓	✓
Floating and Variable Rate Securities Risk				✓
Foreign Currency Risk		✓
Foreign Investments Risk	✓	✓	✓
Fund of Funds Risk	✓	✓	✓
Futures Risk	✓	✓	✓
Growth Stocks Risk		✓	✓
Income Risk				✓
Interest Rate Risk	✓	✓	✓	✓
Issuer Risk	✓	✓	✓
LIBOR Risk				✓
Limited Portfolio Holdings Risk	✓	✓	✓
Liquidity Risk	✓	✓	✓
Market Risk	✓	✓	✓	✓
Mortgage-Backed Securities Risk	✓	✓	✓
Mortgage-Backed “To Be Announced” (TBA)Transaction Risk	✓

Natural Disaster/Epidemic Risk	✓	✓	✓	✓
Passive Management Risk	✓	✓	✓
Prepayment/Call Risk	✓	✓	✓
Regional Risk		✓
Repurchase Agreements Risk				✓
Selection Risk				✓
Small- and Medium-Cap Companies Risk		✓	✓
Stable NAV Risk				✓
Stock Investing Risk		✓	✓
Tactical Allocation Risk	✓	✓	✓
U.S. Government/Treasury Obligations Risk				✓
Value Stocks Risk		✓	✓
When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk				✓

Description of Principal Risks

The Lincoln iShares® Fixed Income Allocation Fund’s performance may be affected by one or more of the following risks:

Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.

Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.

Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.

Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.

Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.

Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.

Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.

Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security. Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).

Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.

Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.

Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other instruments are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that involve a small initial investment relative to the risk assumed may be considered to be “leveraged,” which can magnify or otherwise increase investment losses.

Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.

Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.

Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.

Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.

The Lincoln iShares® Global Growth Allocation Fund’s performance may be affected by one or more of the following risks:

Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.

Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.

Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.

Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.

Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.

Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.

Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.

Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.

Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. Small- and Medium-Cap Companies Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.

Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.

Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.

Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).

Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.

Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.

Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.

Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.

Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other instruments are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that involve a small initial investment relative to the risk assumed may be considered to be “leveraged,” which can magnify or otherwise increase investment losses.

Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.

Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.

Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.

The Lincoln iShares® U.S. Moderate Allocation Fund’s performance may be affected by one or more of the following risks:

Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.

Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.

Fund of Funds Risk. The Fund bears all risks of an Underlying Fund’s investment strategies, including the risk that an Underlying Fund may not meet its investment objective which may negatively affect the Fund’s performance. In addition, the Fund indirectly will pay a proportional share of the fees and expenses of an Underlying Fund.

Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.

Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.

Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.

Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.

Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.

Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.

Small- and Medium-Cap Companies Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.

Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.

Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.

Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).

Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.

Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other instruments are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that involve a small initial investment relative to the risk assumed may be considered to be “leveraged,” which can magnify or otherwise increase investment losses.

Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.

Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.

Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.

Tactical Allocation Risk. The Fund has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.

Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.

The LVIP Government Money Market Fund’s performance may be affected by one or more of the following risks:

Credit Risk (Money Market). Credit risk refers to the possibility that the issuer of a debt security will not be able to make payments of principal and interest when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit-worthiness may also affect the value of the Fund’s investment in that issuer.

Income Risk. The Fund’s yield will vary as short-term securities in its portfolio mature and proceeds are reinvested in securities with different interest rates.

Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.

Selection Risk. Selection risk is the risk that the securities selected will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies.

Repurchase Agreement Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Stable Net Asset Value Risk. The Fund may not be able to maintain a stable net asset value (“NAV”) of $10.00 per share at all times. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

U.S. Government Obligations Risk. Certain U.S. Government agencies and U.S. Government sponsored enterprises are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

U.S. Treasury Obligations Risk. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary.

Floating and Variable Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. In addition, floating rate securities may be rated below investment grade (such securities are commonly referred to as “junk bonds”). The floating rate corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. A fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.

LIBOR Risk. Certain of the Fund’s investments and payment obligations may be based on floating interest rates, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invest cannot yet be determined.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

PERFORMANCE AND FEE COMPARISON

Comparison of Performance Information

The following tables provide some indication of the risks of choosing to invest in the Funds. The information shows the average annual total returns of each Fund’s share classes. Performance in the average annual returns table does not reflect the impact of variable annuity or variable life contract expenses. Each Fund’s past performance will not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns For period ended 12/31/21
	1 Year	Since Inception (2/1/17)

Lincoln iShares® Fixed Income Allocation Fund	-1.60%	3.77%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-1.54%	3.59%
Lincoln iShares Fixed Income Allocation Composite (reflects no deductions for fees, expenses or taxes)	-1.54%	3.59%

* The Lincoln iShares Fixed Income Allocation Composite, an unmanaged index compiled by the Fund’s Adviser, is constructed as follows: 100% Bloomberg U.S. Aggregate Bond Index. The Lincoln iShares Fixed Income Allocation Composite shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.

During the periods shown in the above table, the Fund’s highest return for a quarter occurred in the first quarter of 2020 at 3.53%.

The Fund’s lowest return for a quarter occurred in the first quarter of 2018 at (1.93%).

	Average Annual Total Returns For period ended 12/31/21
	1 Year	Since Inception (2/1/17)

Lincoln iShares® Global Growth Allocation Fund	13.90%	11.34%
MSCI All Country World Index (net dividends) (reflects no deductions for fees, expenses or taxes)	18.54%	14.04%
Lincoln iShares Global Growth Allocation Composite (reflects no deductions for fees, expenses or taxes)	13.84%	12.04%

* The Lincoln iShares Global Growth Allocation Composite, an unmanaged index compiled by the Fund’s Adviser, is constructed as follows: 49% MSCI All Country World Index, 30% Bloomberg U.S. Aggregate Bond Index, and 21% MSCI USA Index. The Lincoln iShares Global Growth Allocation Composite shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.

During the periods shown in the above table, the Fund’s highest return for a quarter occurred in the second quarter of 2020 at 14.27%.

The Fund’s lowest return for a quarter occurred in the first quarter of 2020 at (15.65%).

	Average Annual Total Returns For period ended 12/31/21
	1 Year	Since Inception (2/1/17)

Lincoln iShares® U.S. Moderate Allocation Fund	15.51%	11.43%
Russell 1000 Index (reflects no deductions for fees, expenses or taxes)	26.45%	18.29%
Lincoln iShares U.S. Moderate Allocation Composite (reflects no deductions for fees, expenses or taxes)	14.70%	12.72%

* The Lincoln iShares U.S. Moderate Allocation Composite, an unmanaged index compiled by the Fund’s Adviser, is constructed as follows: 60% Russell 1000 Index and 40% Bloomberg U.S. Aggregate Bond Index. The Lincoln iShares U.S. Moderate Allocation Composite shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.

During the periods shown in the above table, the Fund’s highest return for a quarter occurred in the second quarter of 2020 at 12.31%.

The Fund’s lowest return for a quarter occurred in the first quarter of 2020 at (13.04%).

	Average Annual Total Returns For period ended 12/31/21
	1 Year	5 Years	10 Years

LVIP Government Money Market Fund – Standard Class	0.02%	0.78%	0.40%

During the periods shown in the above table, the Fund’s highest return for a quarter occurred in the second quarter of 2019 at 0.49%.

The Fund’s lowest return for a quarter occurred in the third quarter of 2020 at 0.00%.

The Fund’s 7-day, net yield for the period ended December 31, 2021 was 0.01%.

Comparison of Fees and Expenses

The following tables show the current fees and expenses of each Fund. The tables below do not reflect any Contract related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Lincoln iShares® Fixed Income Allocation Fund (Liquidating Fund)

Lincoln iShares® Fixed Income Allocation Fund – Standard Class
Shareholder fees (paid directly from your investment)	None
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	40.99%
Acquired Fund Fees and Expenses (AFFE)	0.07%
Total Annual Fund Operating Expenses (including AFFE)[1]	41.31%
Less Expense Reimbursement[2]	(41.09)%
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.22%
[1]

Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include AFFE.

[2]

Lincoln Investment Advisors Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.20% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.15% of the Funds average daily net assets for the Standard Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2023 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

Lincoln iShares® Global Growth Allocation Fund (Liquidating Fund)

Lincoln iShares® Global Growth Allocation Fund – Standard Class
Shareholder fees (paid directly from your investment)	None
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	9.27%
Acquired Fund Fees and Expenses (AFFE)	0.07%

Total Annual Fund Operating Expenses (including AFFE)[1]	9.59%
Less Expense Reimbursement[2]	(9.32)%
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.27%
[1]

Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include AFFE.

[2]

Lincoln Investment Advisors Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.20% of the Funds average daily net assets for the Standard Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2023 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

Lincoln iShares® U.S. Moderate Allocation Fund (Liquidating Fund)

Lincoln iShares® U.S. Moderate Allocation Fund – Standard Class
Shareholder fees (paid directly from your investment)	None
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	8.64%
Acquired Fund Fees and Expenses (AFFE)	0.06%
Total Annual Fund Operating Expenses (including AFFE)[1]	8.95%
Less Expense Reimbursement[2]	(8.70)%
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.25%
[1]

Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include AFFE.

[2]

Lincoln Investment Advisors Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.15% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.19% of the Funds average daily net assets for the Standard Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2023 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

LVIP Government Money Market Fund (Default Investment Option)

LVIP Government Money Market Fund – Standard Class
Shareholder fees (paid directly from your investment)	None
Management Fees	0.36%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.42%

Expense Example

The following example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options. The example assumes that you invest $10,000 in a Fund for the time periods indicated;

your investment has a 5% return each year; the Funds’ operating expenses remain the same; and any fee waiver or expense limitation agreements are not renewed after their expiration dates described in the footnotes to the expense table above.

This example does not reflect any Contract related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. See your Contract prospectus for more information about Contract charges. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund/Class	1 year	3 years	5 years	10 years
Lincoln iShares® Fixed Income Allocation Fund – Standard Class	$23	$5,821	$8,174	$9,611
Lincoln iShares® Global Growth Allocation Fund – Standard Class	$28	$1,945	$3,691	$7,400
Lincoln iShares® U.S. Moderate Allocation Fund – Standard Class	$26	$1,827	$3,489	$7,103
LVIP Government Money Market Fund – Standard Class	$43	$135	$235	$530

ADDITIONAL INFORMATION ABOUT THE LIQUIDATION

Purchases and Transfers into the Liquidating Funds

If the Plan of Liquidation is approved, purchases and transfers into the Liquidating Funds may not be accepted after the close of business on [August [05], 2022].

Future Allocation of Premiums will be treated as orders for the applicable Default Investment Option

Once the Liquidation is approved and completed, any order associated with new premiums or transfer (purchases and redemptions) for the Liquidating Funds will be deemed as a request for the purchase or redemption of shares of the applicable Default Investment Option.

Transfers out of the Liquidating Funds

Shareholders may transfer out of the Liquidating Funds into any other investment option available under their Contract at any time up to the close of business on [August [05], 2022]. Any shares of the Liquidating Funds held at the close of business on [August [05], 2022] will be liquidated and automatically reinvested in shares of the applicable Default Investment Option. Transfers out of the Liquidating Funds within 30 days prior to the Liquidation and transfers out of the applicable Default Investment Option within 30 days after the Liquidation will not count as transfers for purposes of transfer limitations under the Contracts. Supplements to the prospectuses will be issued for the affected Contracts advising Contract Owners of their rights to transfer under their respective Contracts.

Failure to Approve the Plan of Liquidation

If shareholders/Contract Owners of the Liquidating Funds do not approve the Plan of Liquidation, the Plan of Liquidation will not be implemented. The Board then would meet to consider what, if any, steps to take with respect to the Liquidating Funds, such as holding another vote or seeking a substitution order from the SEC to substitute a Contract Owner’s interest in the Liquidating Funds with an interest in another fund.

GENERAL INFORMATION ABOUT THIS PROXY

Share Ownership

At the close of business on [July [XX], 2022] (the “Record Date”), there were [XXX,XXX] outstanding Standard Class shares of the Lincoln iShares® Fixed Income Allocation Fund, [XXX,XXX] outstanding Standard Class shares of the Lincoln iShares® Global Growth Allocation Fund, and [XXX,XXX] outstanding Standard Class shares of the Lincoln iShares® U.S. Moderate Allocation Fund.] Only the Standard Class of the Liquidating Funds are offered as investments within Lincoln Contracts. Lincoln Life and Lincoln New York are the record owners of the shares of the Liquidating Funds underlying the Contracts, but are soliciting voting instructions from Contract Owners having contract value invested in the Liquidating Funds (a beneficial interest) through their respective separate accounts.

Because the Liquidating Funds are available as investments for variable annuity contracts and variable life insurance policies offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of the Liquidating Funds (i.e., by owning more than 25%). [As of the Record Date, Lincoln Life and Lincoln New York owned: [[XXXXX] and [XXXXX] shares of the Lincoln iShares® Fixed Income Allocation Fund , which represents [XX.XX]% and [X.XX]% of the Lincoln iShares® Fixed Income Allocation Fund’s outstanding shares; [XXXXX] and [XXXXX] shares of the Lincoln iShares® Global Growth Allocation Fund, which represents [XX.XX]% and [X.XX]% of the Lincoln iShares® Global Growth Allocation Fund’s outstanding shares; and [XXXXX] and [XXXXX] shares of the Lincoln iShares® U.S. Moderate Allocation Fund, which represents [XX.XX]% and [X.XX]% of the Lincoln iShares® U.S. Moderate Allocation Fund’s outstanding shares]. To the knowledge of the Trust, as of the Record Date, no current Trustee or executive officer of the Trust owned any separate account units attributable to 1% or more of the assets of any class of the Liquidating Fund.]

As of [July [XX], 2022], there were [XX] shareholders that held 5% or more of the outstanding shares of any share class of the Lincoln iShares® Fixed Income Allocation Fund, except for the insurance company shareholders. As of [July [XX], 2022], there were [XX] shareholders that held 5% or more of the outstanding shares of any share class of the Lincoln iShares® Global Growth Allocation Fund, except for the insurance company shareholders. As of [July [XX], 2022], there were [XX] shareholders that held 5% or more of the outstanding shares of any share class of the Lincoln iShares® U.S. Moderate Allocation Fund, except for the insurance company shareholders.

As of [July [XX], 2022], Lincoln Life and Lincoln New York beneficially own [XXXXX] shares of the Lincoln iShares® Fixed Income Allocation Fund, [XXXXX] shares of the Lincoln iShares® Global Growth Allocation, and [XXXXX] shares of the Lincoln iShares® U.S. Moderate Allocation Fund, meaning these shares are not owned (beneficially or otherwise) by Contract Owners. Lincoln Life and Lincoln New York intend to vote these shares “FOR” the proposed Plan of Liquidation which has been approved by the Trust’s Board, including a majority of the Independent Trustees.

Solicitation of Proxies

In addition to the solicitation of voting instruction forms and proxy cards by mail, officers and employees of the Trust, without additional compensation, may solicit voting and proxy instructions in person, by telephone, and electronically, including through the Internet. [The Trust also may engage a third-party vendor to solicit proxies from Contract Owners or shareholders. The agreement between Georgeson Inc. a Delaware corporation (operating through its Computershare Fund Services division) (“CFS”) and Lincoln Life states that CFS will provide proxy solicitation and tabulation services for a fee, including out-of-pocket expenses, of approximately $5,000.] All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by the Adviser.

Voting Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. At the Meeting, Lincoln Life and Lincoln New York will vote the Liquidating Funds’ shares held in the Accounts, in accordance with the instructions received from Contract Owners whose purchase payments were invested, as of the Record Date, in the Liquidating Funds by the Accounts. For all Accounts that support variable annuity contracts, the number of votes which a Contract Owner may cast when instructing an insurance company how to vote is determined by applying the Contract Owner’s percentage interest in the Liquidating Funds to the total number of votes attributable to the Liquidating Funds. Holders of shares of the Liquidating Funds as of the Record Date are entitled to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held.

Lincoln Life and Lincoln New York will vote (i) shares owned by Lincoln Life and Lincoln New York; and (ii) the Liquidating Funds’ shares held by the Accounts for which no timely instructions are received, in proportion to the voting instructions which are received with respect to the Liquidating Funds even if only a small number of Contract Owners provide voting instructions. Therefore, the vote of a small number of shareholders can affect the overall outcome since those fewer votes have a proportional impact. Lincoln Life and Lincoln New York will vote shares of the Liquidating Funds held by each of their separate accounts in accordance with the proxy voting instructions received from their Contract Owners. If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those instructions will be cast FOR the Proposal and Lincoln Life and Lincoln New York may vote in accordance with their judgment with respect to other matters not now known to the Board that may be presented at the Meeting.

Contract Owners may vote by mail[, telephone, Internet] or in person. Voting instructions must be received by [XX:00 p.m. Eastern Time on August [XX], 2022]. If you vote by mail, the voting instruction proxy card must be received at the address shown on the enclosed postage paid envelope. Contract Owners may also vote by attending the Meeting.

Revocation of Voting Instructions and Proxies

Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Secretary of the Trust (at the address of the Trust provided on the cover page of this proxy statement) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the Meeting. Contract Owners may also revoke prior voting instructions by voting in person at the Meeting.

Quorum

A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposal in this Proxy Statement. Holders of 33 1⁄3% of the outstanding shares of the Liquidating Funds on the Record Date, present in person or by proxy at the Meeting, shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present. Shares held by shareholders present in person or represented by proxy at the meeting (including Lincoln Life and Lincoln New York) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting. Since Lincoln Life and Lincoln New York are the owners of record of all of the outstanding shares of the Liquidating Funds, a quorum is expected to be present at the Meeting.

Effects of Abstentions and Broker Non-Votes

Abstentions will be counted as present for purposes of establishing a quorum, but will not count as votes cast. Accordingly, abstentions will have the same effect as an instruction to vote “AGAINST” the Proposal. Each of Lincoln Life and Lincoln New York will vote shares of the Liquidating Funds held in each of its separate accounts for which it has not received timely instructions (or for which a voting instruction proxy card is not properly executed) in the same proportion as it votes shares held by that separate account for which it has received instructions. If no instructions are received for a separate account, Lincoln Life and/or Lincoln New York will vote any shares held by such separate account in the same proportion as votes cast by all of its other separate accounts in the aggregate. Shareholders and Contract Owners permitted to give instructions, and the number of shares for which such instruction may be given for purposes of voting at the meeting and any adjournments thereof, will be determined as of the Record Date. As a result of this proportional voting, a small number of Contract Owners may determine the outcome of a vote.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares; and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Because broker-dealers generally will not have discretionary authority to vote the shares held by the beneficial owners on the Proposal and the Proposal is the only item being submitted to shareholders for approval at the Meeting, the Trust does not expect there to be any broker non-votes on the Proposal.

Adjournment

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated above, abstentions will have no effect on any proposal to adjourn the Meeting. A shareholder vote may be taken with respect to the Liquidating Funds prior to any adjournment as to which sufficient votes have been received for approval.

Other Matters to Come Before the Meeting

To the knowledge of the Board, there is no other business to be brought before the Meeting. However, if other matters do properly come before the Meeting, Lincoln Life and Lincoln New York intend to vote the Liquidating Funds’ shares in accordance with the judgment of the Board on such matters. The persons named as proxies on the enclosed proxy card will vote their proxies in their discretion on any other items (other than the Proposal) that properly come before the Meeting.

Contract Owner and Shareholder Proposals

Under authority granted to the Trustees by the Trust By-laws, and pursuant to applicable law, special meetings are called as required. Contract Owners or shareholders desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly or shareholders directly, representing certain stipulated percentages of the outstanding voting securities of the Liquidating Funds. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the Federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Contract Owner or shareholder wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of the Trust located at 1301 South Harrison Street, Fort Wayne, Indiana 46802. Proposals must be received a reasonable time before the Liquidating Funds begin to print and mail the proxy materials for the meeting. More detailed information on these procedures for Contract Owners or shareholders may be obtained from Lincoln Life, Lincoln New York or the Secretary of the Trust.

Communications to the Board

Shareholders/Contract Owners who wish to communicate to the full Board or to any individual Trustee may address correspondence to the Trust’s Board of Trustees, c/o The Lincoln National Life Insurance Company at P.O. Box 2340, Fort Wayne, Indiana 46802. Without opening any such correspondence, the Trust’s management promptly will forward all such correspondence to the intended recipient(s).

OTHER INFORMATION

Investment Adviser

The Adviser is located at 150 North Radnor-Chester Road, Radnor, Pennsylvania 19087. The Adviser is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services. As of December 31, 2022, the Adviser had more than $126.4 billion in assets under management.

Principal Underwriter and Distributor

Lincoln Financial Distributors, Inc. (“LFD”), is located at 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087 and is an affiliate of the Adviser.

Administrator

Lincoln Life is located at 1301 South Harrison St., Fort Wayne, Indiana 46802 and is an affiliate of the Adviser. Lincoln Life provides various administrative services necessary for the operation of the Trust.

Householding

Only one copy of this Proxy Statement is mailed to households, even if more than one person in a household is a shareholder of record, unless the Liquidating Funds have received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Trust by calling 1-800-454-6265 or if using regular mail, by writing to the Trust at P.O. Box 2340, Fort Wayne, Indiana 46801 or if using express mail, by writing to the Trust at 1301 S. Harrison St., Fort Wayne, Indiana 46802. The Trust will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.

Annual and Semi-Annual Reports

Shareholders can obtain a copy of the most recent Annual Report and any Semi-Annual Report of the Liquidating Funds without charge, by calling the Trust at 1-800-454-6265 or if using regular mail, by writing to the Trust at P.O. Box 2340, Fort Wayne, Indiana 46801 or if using express mail, by writing to the Trust at 1301 S. Harrison St., Fort Wayne, Indiana 46802. You can also access the Annual Reports and Semi-Annual Reports at www.lfg.com/lvip.

PLEASE:

➢	PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING INSTRUCTION PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

[OR

➢	VOTE TELEPHONICALLY BY CALLING (866) 298-8476.

OR

➢	VOTE ON THE INTERNET BY LOGGING ONTO WWW.PROXY-DIRECT.COM AND FOLLOWING THE ONLINE INSTRUCTIONS.]

VOTING INSTRUCTIONS MUST BE RECEIVED BY [[XX]:00 P.M. EASTERN TIME ON August [XX], 2022]. VOTES CAST BY MAIL NEED TO BE RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE.

OR

➢	VOTE IN PERSON AT THE SHAREHOLDER MEETING ON [AUGUST [XX], 2022 AT [XX]:00 A.M. EASTERN TIME] AT THE OFFICES OF THE TRUST LOCATED AT [150 NORTH RADNOR-CHESTER ROAD, RADNOR, PENNSYLVANIA 19087.]

APPENDIX A

FORM OF PLAN OF LIQUIDATION

The following Plan of Liquidation (“Plan”), separately on behalf of the funds named in Schedule A (the “Funds”), each a series of the Lincoln Variable Insurance Products Trust (the “Trust”), organized and existing under the laws of the State of Delaware and an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), is intended to accomplish the complete liquidation (“Liquidation”) of the Funds. The Liquidation is intended to comply with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986 (“Code”), and the Trust’s Declaration of Trust and By-Laws.

WHEREAS, the Trust’s Board of Trustees (“Board”) has determined that the continuation of the Funds would not be in the best interests of the Funds or their shareholders after considering several factors, including but not limited to:

•	The current and expected size of the Funds;
•	The recommendation of Lincoln Investment Advisors Corporation, the Funds’ investment adviser (the “Adviser”), to liquidate the Funds;
•	The terms and conditions of the proposed Plan; and
•	That the Adviser, and not the Funds, will pay the costs specifically incurred as a result of the proposed Liquidation;

WHEREAS, the Board has determined that it is advisable and in the best interests of the Funds and their shareholders to (1) liquidate the Funds, in order to preserve as much of the Funds’ assets as possible for distribution to the Funds’ then-current shareholders, and (2) adopt this Plan as the method of liquidating the Funds; and

WHEREAS, on June 7-8, 2022, the Board unanimously approved this Plan as being in the best interests of the Funds and their shareholders and adopted this Plan as the method of liquidating the Funds.

NOW, THEREFORE, the liquidation of the Funds shall be carried out in the manner hereinafter set forth:

1.

Effective Date of Plan. The Plan shall become effective on [August [05], 2022], or such other date to be determined by the Chief Executive Officer (“CEO”), President or any Vice President of the Trust (hereinafter, the “Effective Date”).

2.

Solicitation of and Notice to Shareholders. Prior to the Effective Date, the Funds shall, to the extent required under the 1940 Act and applicable law, have obtained shareholder approval of the Liquidation. Prior to the Effective Date, the Funds shall provide; (a) notice to the appropriate shareholders to the effect that this Plan has been approved by the Board and that on [August [05], 2022] or such other date as determined by the CEO, President or any Vice President of the Trust (hereinafter, the “Liquidation Date”), all outstanding shares of the Funds shall be liquidated; and (b) any other information required or appropriate under the 1940 Act or other applicable law.

3.

Cessation of Business. On and after the Effective Date, the Funds shall not engage in any business activities except for the purposes of winding up their business and affairs, preserving the value of their assets, and distributing their remaining assets ratably among the shareholders of the outstanding shares of the Funds, in accordance with the provisions of the Plan, after discharging or making reasonable provision for the Funds’ liabilities.

4.

Restriction of Sale of Funds Shares. On or before the Effective Date, the Trust shall cease accepting purchase orders for the Funds (including reinvestment of dividends and purchases via automatic investment plans).

5.	Liquidation of Assets. On or before the Liquidation Date, the Funds shall convert all portfolio securities of the Funds to cash or cash equivalents.

6.

Satisfaction of Federal Income and Excise Tax Distribution Requirements. On or prior to the Liquidation Date, the officers of the Trust shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Funds’ shareholders all of the Funds’ net tax exempt income and investment company taxable income attributable to the Funds for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Funds’ net capital gains, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

7.

Payment of Debts. On or prior to the Liquidation Date, the Funds shall pay, or make reasonable provision to pay, in full, all known or reasonably ascertainable liabilities, claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations, known to the Funds and all claims and obligations which are known to the Funds but for which the identity of the claimant is unknown. Such amounts shall include, without limitation, all charges, taxes and expenses of the Funds, whether due, accrued or anticipated, that have been incurred or are expected to be incurred by the Funds.

8.

Liquidating Distribution. On the Liquidation Date, the Funds shall distribute to the insurance company separate accounts for the benefit of the Funds’ shareholders of record as of the close of business on the business day preceding the Liquidation Date, all of the remaining assets of the Funds in complete cancellation and redemption of all the outstanding shares of the Funds (the “Liquidation Proceeds”),

a.

except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Funds on the Funds’ books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Funds on the Funds’ books;

b.

provided further, notwithstanding anything herein to the contrary, all interests, rights and titles to any claims, whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery claims of the Funds shall be disclaimed, and any and all resulting recoveries shall be returned to the Trust, and shall not be distributed to the Funds’ shareholders of record.

9.	Liquidation. The Funds shall be liquidated on the Liquidation Date in accordance with Section 331 of the Code.

10.

Management and Expenses of the Funds. The Adviser shall bear all the expenses, other than extraordinary expenses, that would otherwise be attributed to the Funds and which are incurred in connection with the carrying out of the Plan, including, but not limited to, printing, legal, accounting, custodian and transfer agency fees, and the expenses of any notices or reports to, or meetings of, shareholders, whether or not the liquidation contemplated by this Plan is effected, to the extent such expenses exceed the amount of the Funds’ normal and customary fees and expenses accrued by the Funds through the Liquidation Date, provided that such accrued amounts are first applied to pay for the Funds’ normal and customary fees and expenses.

11.

Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Funds receive any form of cash or is or becomes entitled to any other distributions that it had not recorded on their books on or before the Liquidation Date, any such cash or distribution will be allocated to the Trust in such manner as the CEO, President or any Vice President of the Trust determines is reasonable (and, as a point of clarification, such proceeds may not be distributed to the separate accounts or Contract Owners and may be used to pay general expenses of the Trust).

12.

Lost Shareholders. If the Trust is unable to pay redemption proceeds to shareholders of the Funds because of the inability to locate shareholders to whom redemption proceeds are payable, the Trust may take such steps as an authorized officer of the Trust deems appropriate, which may include creating, in the name and on behalf of the Funds, a trust or account with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Funds in such trust for the benefit of the shareholders that cannot be located. The expense of such trust shall be charged against the assets therein.

13.

Power of the Board and Trust Officers. The Board of Trustees and the officers of the Trust shall have the authority to do or authorize any acts as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, documents, information returns, tax returns and other papers that may be necessary or appropriate to implement the Plan or that may be required by the provisions of the 1940 Act or other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

14.

Amendment or Abandonment of Plan and Shareholder Approval of Plan. The Board shall have the authority to authorize or ratify such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Funds, and the distribution of their net assets to shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Code, and the Trust’s Declaration of Trust and By-Laws, if the Board determines that such action would be advisable and in the best interests of the Funds and their shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Funds’ shareholders, the Funds’ shareholders will be given prompt and timely notice of such an amendment or modification. In addition, the Board may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Funds and their shareholders. This Plan shall be deemed abandoned in the event the Funds’ shareholders do not approve the Plan.

15.

Changes to Dates. Each officer of the Trust may modify or extend any of the dates specified in the Plan for the taking of any action in connection with the implementation of the Plan (including, but not limited to, the Effective Date and the Liquidation Date) if such officer(s) determine, with the advice of the Trust’s counsel, that such modification or extension is necessary or appropriate in connection with the orderly liquidation of the Funds or to protect the interest of the shareholders of the Funds.

16.

No Personal Obligations. The obligation of the Trust entered into in the name or on behalf of the Trust or Funds by any of the Trustees of the Trust, representatives or agents of the Trust are made not individually, but only in such capacities, and are not binding upon any of the Trustees of the Trust, shareholders or representatives of the Trust personally, but bind only the assets of the Trust attributable to the Funds.

IN WITNESS WHEREOF, the Board has caused this Plan to be approved on behalf of the Funds.

Lincoln Variable Insurance Products Trust
On behalf of the Funds

By: ____________________________
Name: Benjamin A. Richer
Title: Senior Vice President
Date:

SCHEDULE A

Lincoln iShares® Fixed Income Allocation Fund
Lincoln iShares® Global Growth Allocation Fund
Lincoln iShares® U.S. Moderate Allocation Fund

SAMPLE VOTING INSTRUCTION CARD EVERY SHAREHOLDER’S VOTE IS IMPORTANT! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope THANK YOU FOR VOTING VOTING INSTRUCTION CARD Read your proxy statement and have it at hand when voting. If you vote on the Internet or by telephone, you need not return this Voting Instruction Card. Please detach at perforation before mailing. Lincoln iShares® Fixed Income Allocation Fund Lincoln iShares® Global Growth Allocation Fund Lincoln iShares® U.S. Moderate Allocation Fund (the “Funds”) (each a series of Lincoln Variable Insurance Products Trust) 150 N. Radnor-Chester Rd. Radnor, PA 19087 JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [AUGUST [XX], 2022] THIS VOTING INSTRUCTION CARD IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST. [INSURANCE COMPANY DROP IN] Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Company”) to vote and act with respect to all shares of the Funds that are attributable to his or her contract or interest therein and held in the Company separate account, at the Joint Special Meeting of Shareholders to be held on [August [XX], 2022] and at any adjournments or postponements thereof. If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Funds attributable to your account value FOR the proposal. If you do not return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account. VOTE VOTE VIA VIA THE THE TELEPHONE: INTERNET: www1 .proxy -800-337 -direct -3503 .com PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE. [LI______ ]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Lincoln iShares® Fixed Income Allocation Fund, Lincoln iShares® Global Growth Allocation Fund and Lincoln iShares® U.S. Moderate Allocation Fund Joint Special Meeting of Shareholders to Be Held on [August XX, 2022]. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-[____] Please detach at perforation before mailing. This Voting Instruction Card will be voted as instructed. If no specification is made for the proposal, the Voting Instruction Card will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Joint Special Meeting or any adjournments or postponements thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:☒ A Proposal The Board of Trustees unanimously recommends a vote “FOR” Proposal 1. FOR AGAINST ABSTAIN 1. To provisions approve of the a liquidation Plan of Liquidation of the assets approved and dissolution by the Board of the of Trustees Funds pursuant of the Trust. to the ☐ ☐ ☐ 2. To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes. B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date Signature 1 — Please keep signature Signature 2 — Please keep signature below within the box within the box // Scanner bar code xxxxxxxxxxxxxx LIN1 ______ M xxxxxxxx +

SAMPLE PROXY CARD EVERY SHAREHOLDER’S VOTE IS IMPORTANT! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope THANK YOU FOR VOTING PROXY Read your proxy statement and have it at hand when voting. If you vote on the Internet or by telephone, you need not return this proxy card. Please detach at perforation before mailing. Lincoln iShares® Fixed Income Allocation Fund Lincoln iShares® Global Growth Allocation Fund Lincoln iShares® U.S. Moderate Allocation Fund (the “Funds”) (each a series of Lincoln Variable Insurance Products Trust) 150 N. Radnor-Chester Rd. Radnor, PA 19087 JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [AUGUST [XX], 2022] THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST. The undersigned, revoking previous proxies with respect to the shares in the name of the undersigned, hereby appoint(s) Benjamin A. Richer, Samuel K. Goldstein, James Hoffmeyer, or any of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all share classes of the Funds, each a series of the Lincoln Variable Insurance Products Trust, with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held on [August [XX], 2022], and at any adjournments or postponements thereof. I acknowledge receipt of the Notice of the Joint Special Meeting of the Shareholders and accompanying Proxy Statement dated [July [XX], 2022]. VOTE VOTE VIA VIA THE THE TELEPHONE: INTERNET: www. 1-800-337-3503 proxy-direct.com PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. [LI______ ]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Lincoln iShares® Fixed Income Allocation Fund, Lincoln iShares® Global Growth Allocation Fund and Lincoln iShares® U.S. Moderate Allocation Fund Joint Special Meeting of Shareholders to Be Held on [August XX, 2022]. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-[____] Please detach at perforation before mailing. This proxy will be voted as instructed. If no specification is made for the proposal, the proxy will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Joint Special Meeting or any adjournments or postponements thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:☒ A Proposal    The Board of Trustees unanimously recommends a vote “FOR” Proposal 1. FOR AGAINST ABSTAIN 1. To provisions approve of the a liquidation Plan of Liquidation of the assets approved and dissolution by the Board of the of Trustees Funds pursuant of the Trust. to the ☐ ☐ ☐ 2. To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes. B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date Signature 1 — Please keep signature Signature 2 — Please keep signature below within the box within the box // Scanner bar code xxxxxxxxxxxxxx LIN1 ______ M xxxxxxxx +